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                                                                    EXHIBIT 10.4



10.4 FORM OF AMENDMENT TO APRIL 1, 1987 STOCK APPRECIATION RIGHTS AGREEMENT BY AND BETWEEN THE COMPANY AND ALAN G. BRANT, EFFECTIVE DECEMBER 18, 1996.

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           SIXTH AMENDMENT TO THE STOCK APPRECIATION RIGHTS AGREEMENT
                                       OF
                                 ALAN G. BRANT

     WHEREAS, Second Bancorp, Incorporated (the "Corporation") and Alan G. Brant (the "Executive") have entered into a certain Stock Appreciation Rights Agreement dated as of April 1, 1987 as that agreement has been amended from time to time (the "Agreement");

     WHEREAS, the Agreement, by its terms, granted phantom stock units ("SARS") to the Executive for a period of ten (10) years ending March 31, 1997; and

     WHEREAS, the Corporation and the Executive have determined it to be in their mutual best interest to extend the SARs for an additional two year period so as to coincide with the expiration date of the Executive's employment agreement with the Corporation; and

     WHEREAS, the Agreement, by terms contained in paragraph 11 thereof, may be amended only by a writing signed by both the Executive and the Corporation;

     NOW THEREFORE, the Executive and the Corporation agree that the Agreement by and hereby is amended in the following respects.

     1. Paragraph 2, subpart (ii) of the Agreement is deleted in its entirety and replaced with "twelve (12) years from the Employment Date,".

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     2.   Paragraph 2, subpart (iii) of the Agreement is deleted in its entirety and replaced with "such time prior to twelve (12) years from the Employment Date as the Executive shall elect,".

     Except as specifically amended hereby, the Agreement remains in full force and unaffected hereby.

     IN WITNESS WHEREOF, Alan G. Brant and Second Bancorp, Incorporated, by its duly authorized officer, have caused this amendment to the Agreement to be effective as of the 18th day of December, 1996, and executed this ____ day of ________, 1997.

Signed and acknowledged
in the presence of:


_____________________________________    _______________________________________
                                         Alan G. Brant

                                         SECOND BANCORP, INCORPORATED


_____________________________________    By:____________________________________
                                            Christopher Stanitz,
                                            Secretary